Exhibit 3.1

Request ID:	02948577	Province of Ontario	Date Report Produced:	2020/08/31
Demande no:		Province de l’Ontario	Document produit le:
Transaction ID:	076427687	Ministry of Government Services	Time Report Produced:	15:56:10
Transaction no :		Ministère des Services gouvernementaux	Imprimé à:
Category ID:	CT
Catégorie:

Certificate of Incorporation

Certificat de constitution

This is to certify that	Ceci certifie que

B L A C K J A C K S I L V E R C O R P.

Ontario Corporation No.	Numéro matricule de la personne morale en Ontario

0 0 2 7 7 4 9 3 2

is a corporation incorporated, under the laws of the Province of Ontario.	est une société constituée aux termes des lois de la province de l’Ontario.

These articles of incorporation are effective on	Les présents status constitutifs entrent en vigueur le

A U G U S T 3 1 A O Û T , 2 0 2 0

Director/Directrice
Business Corporation Act/Loi sur les sociétés par actions

Request ID:	025210826	Province of Ontario	Date Report Produced:	2020/10/30
Demande no :		Province de l’Ontario	Document produit le :
Transaction ID:	77053795	Ministry of Government Services	Time Report Produced:	11:49:45
Transaction no :		Ministère des Services gouvernementaux	Imprimé à :
Category ID:	CT
Catégorie :

Certificate of status

ATTESTATION DU STATUT JURIDIQUE

This is to certify that according to the records of the Ministry of Government Services	D’après les dossiers du Ministère des Services gouvernementaux, nous attestons que la société.

B L A C K J A C K S I L V E R C O R P.

Ontario Corporation Number	Numéro matricule de la société (Ontario)
0 0 2 7 7 4 9 3 2

is a corporation incorporated, amalgamated or continued under the laws of the Province of Ontario.	est une société constituée, prorogée ou née d’une fusion aux termes des lois de la Province de l’Ontario.

The corporation came into existence on	La société a été fondée le

A U G U S T 3 1 A O Û T, 2 0 2 0

and has not been dissolved.	et n’est pas dissoute.

Dated	Fait le

O C T O B E R 3 0 O C T O B R E , 2 0 2 0

Director
Directeur

The issuance of this certificate in electronic form is authorized by the Ministry of Government Services.
La délivrance du présent certificat sous forme électronique est autorisée par le Ministère des Services gouvernementaux.

BC Registry Services	Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Cover Sheet

SILVER BOW MINING CORP.

Confirmation of Service

Form Filed:	Continuation Application
Date and Time of Filing:	May 27, 2025 11:08 AM Pacific Time
Continuation Effective Date:	The continuation is to take effect at the time that this application is filed with the Registrar.
Recognition Date and Time:	Continuation into British Columbia on May 27, 2025 11:08 AM Pacific Time
Name of Company:	SILVER BOW MINING CORP.
Incorporation Number:	C1541347

A federal Business Number has been assigned to this company as noted below. [IMPORTANT: KEEP THIS FOR YOUR COMPANY RECORDS]

Business Number:	714784071BC0001

For assistance or additional information regarding the Business Number, contact Canada Revenue Agency at 1-800-959-5525 from 8:15 a.m. to 8:00 p.m., Monday through Friday, excluding statutory holidays.

This package contains:

●	Certified Copy of the Continuation Application
●	Certified Copy of the Notice of Articles
●	Certificate of Continuation

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

The British Columbia Business Corporations Act requires all incorporated companies to file information such as annual reports, a change of address or a change of directors. For information regarding these filings, review the "Maintaining Your B.C. Company" document at
www.bcregistryservices.gov.bc.ca/local/bcreg/documents/forms/reg36.pdf.

For information regarding completion of forms, contact the Corporate Registry at 1 877 526-1526.

Page: 1 of 1

BC Registry Services	Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Continuation Application FORM 16 BUSINESS CORPORATIONS ACT Section 302	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies SINEAD O'CALLAGHAN

FILING DETAILS: Continuation Application for: SILVER BOW MINING CORP. Incorporation Number: C1541347 Filed Date and Time: May 27, 2025 11:08 AM Pacific Time Recognition Date and Time: Continued into British Columbia May 27, 2025 11:08 AM Pacific Time

CONTINUATION APPLICATION

Name Reservation Number:	Name Reserved:
NR8585706	SILVER BOW MINING CORP.

CONTINUATION EFFECTIVE DATE:
The is to take effect at the time that this application is filed with the Registrar.

PREVIOUS FOREIGN JURISDICTION INFORMATION

Identifying Number in Foreign Jurisdiction:	Name in Foreign Jurisdiction:

2774932	SILVER BOW MINING CORP.

Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:	Foreign Jurisdiction:
ONTARIO
August 31, 2020

C1541347 Page: 1 of 3

Authorization for Continuation
The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES

Name of Company:
SILVER BOW MINING CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1200 - 750 WEST PENDER STREET	1200 - 750 WEST PENDER STREET
VANCOUVER BC V6C 2T8	VANCOUVER BC V6C 2T8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1200 - 750 WEST PENDER STREET	1200 - 750 WEST PENDER STREET
VANCOUVER BC V6C 2T8	VANCOUVER BC V6C 2T8
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Hennigh, Quinton

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

Last Name, First Name, Middle Name:
Naugle, Charles Travis

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

Last Name, First Name, Middle Name:
Durbin, Steve

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

C1541347 Page: 2 of 3

Last Name, First Name, Middle Name:
Holloway, Andy

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

Last Name, First Name, Middle Name:
McMullin, David

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE
1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

C1541347 Page: 3 of 3

BC Registry Services	Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Articles BUSINESS CORPORATIONS ACT	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies SINEAD O'CALLAGHAN

This Notice of Articles was issued by the Registrar on: May 27, 2025 11:08 AM Pacific Time Incorporation Number: C1541347 Recognition Date and Time: Continued into British Columbia on May 27, 2025 11:08 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:
SILVER BOW MINING CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1200 - 750 WEST PENDER STREET	1200 - 750 WEST PENDER STREET
VANCOUVER BC V6C 2T8	VANCOUVER BC V6C 2T8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1200 - 750 WEST PENDER STREET	1200 - 750 WEST PENDER STREET
VANCOUVER BC V6C 2T8	VANCOUVER BC V6C 2T8
CANADA	CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Hennigh, Quinton

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

Last Name, First Name, Middle Name:
Naugle, Charles Travis

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

Last Name, First Name, Middle Name:
~~Durbin, Steve~~

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

Last Name, First Name, Middle Name:
Holloway, Andy

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

Last Name, First Name, Middle Name:
McMullin, David

Mailing Address:	Delivery Address:
401 BAY STREET	401 BAY STREET
SUITE 2702	SUITE 2702
TORONTO ON M5H 2Y4	TORONTO ON M5H 2Y4
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

Page: 2 of 3

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Page: 3 of 3

Number: C1541347

CERTIFICATE

OF

CONTINUATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that SILVER BOW MINING CORP., has continued into British Columbia from the Jurisdiction of ONTARIO, under the Business Corporations Act, with the name SILVER BOW MINING CORP. on May 27, 2025 at 11:08 AM Pacific Time.

ELECTRONIC CERTIFICATE	Issued under my hand at Victoria, British Columbia On May 27, 2025 SINEAD O'CALLAGHAN Registrar of Companies Province of British Columbia Canada

Ministry of Public and Business Service Delivery Ministère des Services au public et aux entreprises

Authorization to Continue in another Jurisdiction	Autorisation de maintien sous le régime d’une autre autorité législative

Business Corporations Act	Loi sur les sociétés par actions

SILVER BOW MINING CORP.
Corporation Name / Dénomination sociale

2774932
Ontario Corporation Number / Numéro de société de l’Ontario

This is to certify that the above-named corporation is authorized to apply to another jurisdiction to continue out of the Business Corporations Act	La présente vise à attester que la personne morale ci-haut mentionnée est autorisée à faire une demande de maintien dans une autre autorité législative hors de la portée de la Loi sur les sociétés par actions

This authorization is effective on	Cette autorisation entre en vigueur le

May 13, 2025 / 13 mai 2025

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions
The Authorization to Continue out is not valid without the Application for Authorization to Continue in another Jurisdiction	L’autorisation de maintien autrement n’est pas valide si elle ne contient pas la demande d’autorisation de maintien sous le régime d’une autre autorité législative

Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar	Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises. Directeur ou registrateur

Ministry of Public and Business Service Delivery Ministère des Services au public et aux entreprises

Certificate of Amendment	Certificat de modification

Business Corporations Act	Loi sur les sociétés par actions

SILVER BOW MINING CORP.
Corporation Name / Dénomination sociale

2774932
Ontario Corporation Number / Numéro de société de l’Ontario

This is to certify that these articles are effective on	La présente vise à attester que ces statuts entreront en vigueur le

February 18, 2025 / 18 février 2025

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions
The Certificate of Amendment is not complete without the Articles of Amendment	Ce certificat de modification n’est pas complet s’il ne contient pas les statuts de modification

Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar	Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises. Directeur ou registrateur

BCA - Articles of Amendment - SILVER BOW MINING CORP. - OCN:2774932 - February 18, 2025

Ministry of Public and Business Service Delivery

Articles of Amendment

Business Corporations Act

Corporation Name (Date of Incorporation/Amalgamation)
BLACKJACK SILVER CORP. (August 31, 2020)

1. The name of the corporation is changed to:
SILVER BOW MINING CORP.

2. The number of directors or the minimum/maximum number of directors are amended as follows:
Not amended

3. The articles are amended as follows:

A. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None":
Not amended

B. The classes and any maximum number of shares that the corporation is authorized to issue:
Not amended

C. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable":
Not amended

The endorsed Articles of Amendment are not complete without the Certificate of Amendment.

Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Director/Registrar, Ministry of Public and Business Service Delivery

BCA - Articles of Amendment - SILVER BOW MINING CORP. - OCN:2774932 - February 18, 2025

D. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None":
Not amended

E. Other provisions:
Not amended

4. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

5. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on:
January 27, 2025

The articles have been properly executed by the required person(s).

The endorsed Articles of Amendment are not complete without the Certificate of Amendment.

Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Director/Registrar, Ministry of Public and Business Service Delivery

BCA - Articles of Amendment - SILVER BOW MINING CORP. - OCN:2774932 - February 18, 2025

Supporting Information - Nuans Report Information
Nuans Report Reference #	122448982
Nuans Report Date	February 07, 2025

The endorsed Articles of Amendment are not complete without the Certificate of Amendment.

Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

Director/Registrar, Ministry of Public and Business Service Delivery

Page 3 of 3